REAFFIRMATION OF CONTINUING GUARANTY

The undersigned,

(a) THE CORNER PROPERTIES, INC., an Oklahoma corporation,

(b) HAROLD'S DBO, INC., a Texas corporation,

(c) HAROLD'S LIMITED PARTNERS, INC., an Oklahoma corporation,

(d) HAROLD'S OF WHITE FLINT, INC., a Maryland corporation,

(e) HSGA, INC., LLC, a Georgia limited liability company, and

(f) HSTX, INC., LLC, a Texas limited liability company,

have executed that certain Continuing Guaranty and Security Agreement, dated as of February 5, 2003 (the "Guaranty"), in favor of Wells Fargo Retail Finance II, LLC, a Delaware limited liability company formerly known as Wells Fargo Retail Finance, LLC, as collateral agent and administrative agent ("Agent"), under and in accordance with that certain Loan and Security Agreement (as amended from time to time, the "Loan Agreement"), dated as of February 5, 2003, by and among Agent, the lenders that are signatories thereto ("Lenders"), and each of the following Persons: (a) HAROLD'S STORES, INC., (b) HAROLD'S FINANCIAL CORPORATION, (c) HAROLD'S DIRECT, INC., (d) HAROLD'S OF TEXAS, L.P., (e) HAROLD'S OF GEORGIA, L.P., and (f) HAROLD'S OF JACKSON, INC.

The undersigned hereby (i) consent and agree to the terms and provisions of Amendment No. 1 to Loan and Security Agreement (the "Amendment"), dated July 10, 2003, and (ii) agree that the Guaranty remains in full force and effect and continues to be the legal, valid and binding obligation of each of the undersigned enforceable against each of the undersigned in accordance with its terms.

Furthermore, the undersigned hereby agree and acknowledge that (a) the Guaranty is not subject to any claims, defenses or offsets, (b) nothing contained in the Amendment shall adversely affect any right or remedy of Agent or Lenders under the Guaranty or any agreement executed by the undersigned in connection therewith, (c) the execution and delivery of the Amendment or any agreement entered into by Agent in connection therewith shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Guaranty and shall not constitute a waiver by Agent or Lenders of any of Agent's or Lenders' rights against the undersigned under the Guaranty, (d) the consent of the undersigned is not required to the effectiveness of the Amendment and (e) no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future Loan Document (other than the Guaranty). In addition to the foregoing, each of the undersigned hereby reaffirms and continues all liens, assignments, pledges and security interests granted or made by the undersigned pursuant to the Guaranty.

Executed on July 10, 2003.

THE CORNER PROPERTIES, INC., an Oklahoma corporation

By:

Clark J. Hinkley, President

HAROLD'S DBO, INC., a Texas corporation

By:

Clark J. Hinkley, President

HAROLD'S LIMITED PARTNERS, INC., an Oklahoma corporation

By:

Clark J. Hinkley, President

HAROLD'S OF WHITE FLINT, INC., a Maryland corporation

By:

Clark J. Hinkley, President

HSGA, INC., a Georgia corporation

By:

Clark J. Hinkley, President

HSTX, INC., a Texas corporation

By:

Clark J. Hinkley, President